Exhibit 99.1

CONTACT:
Mark Kochvar
Chief Financial Officer
724.465.4826
800 Philadelphia Street
Indiana, PA 15701 mark.kochvar@stbank.net www.stbancorp.com

FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Second Quarter 2015 Results and Declares Quarterly Dividend

Indiana, Pa. - July 21, 2015 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with branch locations in 16 southwestern and southcentral Pennsylvania counties, and loan production offices in northeast and central Ohio, and western New York, announced today its second quarter 2015 earnings. Second quarter earnings were $18.2 million, or $0.52 per diluted share, compared to first quarter of 2015 earnings of $12.8 million, or $0.41 per diluted share, and second quarter of 2014 earnings of $14.7 million, or $0.49 per diluted share.

Highlights:

•	Return on average assets was 1.21% and return on average equity was 9.52% for the second quarter of 2015.

•	Portfolio loans increased $115 million from March 31, 2015, representing a 9.8% annualized rate.

•	Results for the second quarter included merger integration costs of $0.9 million, which primarily related to the systems conversion.

•	Net loan charge-offs to average loans remained low at 0.11% for the second quarter of 2015 compared to 0.10% for the first quarter of 2015.

•	S&T declared an $0.18 per share dividend compared to $0.17 in the same period a year ago.

“The growth initiatives that we have implemented over the past two years through our expansion into central Pennsylvania, Ohio, and western New York and our efforts in our core markets are making a big impact on our overall financial performance,” said Todd Brice, president and chief executive officer of S&T. “Our team members are successfully expanding opportunities with existing clients and developing new relationships. We are excited about how we are positioned moving forward.”

Net Interest Income

Net interest income increased $8.6 million to $48.8 million compared to $40.2 million for the first quarter of 2015. The increase in net interest income was primarily due to the merger with Integrity Bancshares (the Merger) that occurred on March 4, 2015. Average loans increased by $642.2 million for the second quarter compared to the first quarter of 2015 due to the Merger and organic loan growth. Net interest income and net interest margin (NIM) on a fully taxable equivalent basis (FTE) were favorably impacted by $2.7

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million of accretion from purchase accounting adjustments during the quarter. NIM increased to 3.67% compared to 3.48% for the first quarter of 2015, primarily due to the accretion of the purchase accounting adjustments.

Asset Quality

Overall asset quality remains well controlled. Total nonperforming assets were relatively unchanged at $19.9 million, or 0.32% of total assets, at June 30, 2015 and $19.4 million, or 0.33% of total assets, at March 31, 2015. Net charge-offs for the second quarter of 2015 were $1.3 million compared to net charge-offs of $1.0 million in the first quarter of 2015. The provision for loan losses was $2.1 million for the second quarter of 2015 compared to $1.2 million for the first quarter of 2015. The allowance for loan losses for originated loans was $48.8 million, or 1.23% of total originated loans, compared to $48.1 million, or 1.27% of total originated loans, at March 31, 2015.

Noninterest Income and Expense

Noninterest income increased $1.3 million to $13.4 million compared to $12.1 million for the first quarter of 2015. The increase in noninterest income was primarily due to the Merger and higher loan related fees. Noninterest expense increased $1.8 million to $35.4 million compared to $33.6 million in the first quarter of 2015. The increase was mainly due to higher operating expenses resulting from the Merger offset by a decrease of $1.4 million of integration costs related to the Merger.

Financial Condition

Total assets increased $163 million to $6.1 billion at June 30, 2015 compared to $6.0 billion at March 31, 2015. Loan growth was strong for the quarter with an increase in total portfolio loans of $115 million, or a 9.8% annualized rate. Commercial loans increased $101 million during the quarter, or an 11.4% annualized rate, primarily due to growth in the commercial real estate and commercial and industrial portfolios. In the consumer portfolio, home equity loans increased by $19 million, or a 17% annualized rate. Total deposits increased $31 million to $4.9 billion at June 30, 2015. S&T’s risk based capital ratios decreased this quarter due to loan and commitment growth outpacing retained earnings. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared an $0.18 per share cash dividend at its regular meeting held on July 20, 2015. The dividend is payable on August 20, 2015 to shareholders of record on August 6, 2015.

Conference Call

S&T will host its second quarter 2015 earnings conference call live over the Internet at 1:00 p.m. ET on Tuesday, July 21, 2015. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “2nd Quarter 2015 Conference Call” and follow the instructions.

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About S&T Bancorp, Inc. and S&T Bank:

S&T Bancorp, Inc. is a $6.1 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902 and operates in 16 counties across southwestern and southcentral Pennsylvania, with loan production offices in northeast and central Ohio, and western New York. For more information visit www.stbancorp.com or www.stbank.com.

This information may contain forward-looking statements regarding future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, and asset quality, including real estate and other collateral values and competition. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this press release contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. A reconciliation of these non-GAAP financial measures is presented in the attached selected financial data spreadsheet. This information should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K for S&T Bancorp, Inc. and subsidiaries.

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 4

	2015	2015	2014
(dollars in thousands, except per share data)	Second Quarter	First Quarter	Second Quarter
INTEREST INCOME
Loans, including fees	$48,933	$39,927	$36,614
Investment securities:
Taxable	2,394	2,383	2,060
Tax-exempt	998	1,020	979
Dividends	286	586	219

Total Interest Income	52,611	43,916	39,872

INTEREST EXPENSE
Deposits	3,051	3,007	2,476
Borrowings and junior subordinated debt securities	749	650	541

Total Interest Expense	3,800	3,657	3,017

NET INTEREST INCOME	48,811	40,259	36,855
Provision for loan losses	2,059	1,207	(1,134)

Net Interest Income After Provision for Loan Losses	46,752	39,052	37,989

NONINTEREST INCOME
Securities (losses) gains, net	(34)	—	40
Debit and credit card fees	3,020	2,715	2,724
Wealth management fees	2,930	2,923	2,837
Service charges on deposit accounts	2,877	2,583	2,574
Insurance fees	1,391	1,651	1,425
Mortgage banking	782	525	264
Other	2,417	1,687	1,907

Total Noninterest Income	13,383	12,084	11,771

NONINTEREST EXPENSE
Salaries and employee benefits	17,455	16,780	15,772
Net occupancy	2,682	2,588	1,984
Data processing	2,555	2,320	2,219
Furniture and equipment	1,582	1,226	1,277
Marketing	1,193	816	960
Other taxes	1,159	842	893
Merger related expenses	866	2,301	—
FDIC insurance	808	695	579
Professional services and legal	801	523	875
Other	6,348	5,530	5,606

Total Noninterest Expense	35,449	33,621	30,165

Income Before Taxes	24,686	17,515	19,595
Provision for income taxes	6,498	4,680	4,875

Net Income	$18,188	$12,835	$14,720

Per Share Data:
Shares outstanding at end of period	34,812,723	34,797,526	29,797,204
Average shares outstanding - diluted	34,681,180	31,260,948	29,701,195
Average shares outstanding - two-class method	34,804,031	31,343,849	29,743,273
Diluted earnings per share (1)	$0.52	$0.41	$0.49
Dividends declared per share	$0.18	$0.18	$0.17
Dividend yield (annualized)	2.43%	2.54%	2.74%
Dividends paid to net income	34.37%	41.74%	34.32%
Book value	$22.15	$21.91	$20.04
Tangible book value (3)	$13.65	$13.40	$14.07
Market value	$29.59	$28.38	$24.85

Profitability Ratios (annualized)
Return on average assets	1.21%	0.99%	1.26%
Return on average tangible assets (4)	1.29%	1.05%	1.33%
Return on average shareholders’ equity	9.52%	7.85%	9.99%
Return on average tangible shareholders’ equity (5)	15.79%	11.80%	14.48%
Efficiency ratio (FTE) (2)	55.63%	62.57%	60.36%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 5

	For the Six Months Ended June 30,
(dollars in thousands, except per share data)	2015	2014
INTEREST INCOME
Loans, including fees	$88,859	$72,263
Investment securities:
Taxable	4,777	3,960
Tax-exempt	2,018	1,908
Dividends	872	406

Total Interest Income	96,526	78,537

INTEREST EXPENSE
Deposits	6,058	4,986
Borrowings and junior subordinated debt securities	1,398	1,105

Total Interest Expense	7,456	6,091

NET INTEREST INCOME	89,070	72,446
Provision for loan losses	3,266	(845)

Net Interest Income After Provision for Loan Losses	85,804	73,291

NONINTEREST INCOME
Securities (losses) gains, net	(34)	41
Wealth management fees	5,853	5,792
Debit and credit card fees	5,736	5,226
Service charges on deposit accounts	5,459	5,083
Insurance fees	3,041	3,102
Mortgage banking	1,308	396
Other	4,104	3,547

Total Noninterest Income	25,467	23,187

NONINTEREST EXPENSE
Salaries and employee benefits	34,235	31,148
Net occupancy	5,270	4,214
Data processing	4,876	4,314
Furniture and equipment	2,808	2,548
Professional services and legal	1,324	1,538
Other taxes	2,002	1,524
Marketing	2,009	1,578
FDIC insurance	1,503	1,210
Merger related expenses	3,167	—
Other	11,876	11,005

Total Noninterest Expense	69,070	59,079

Income Before Taxes	42,201	37,399
Provision for income taxes	11,178	8,646

Net Income	$31,023	$28,753

Per Share Data:
Average shares outstanding - diluted	32,988,295	29,700,170
Average shares outstanding - two-class method	33,083,499	29,739,174
Diluted earnings per share (1)	$0.94	$0.97
Dividends declared per share	$0.36	$0.33
Dividends paid to net income	37.42%	34.12%
Profitability Ratios (annualized)
Return on average assets	1.11%	1.25%
Return on average tangible assets (8)	1.18%	1.31%
Return on average shareholders’ equity	8.75%	9.91%
Return on average tangible shareholders’ equity (9)	13.85%	14.45%
Efficiency ratio (FTE) (2)	58.80%	60.10%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 6

	2015	2015	2014
(dollars in thousands)	Second Quarter	First Quarter	Second Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$146,582	$124,737	$130,235
Securities available-for-sale, at fair value	666,624	655,829	588,488
Loans held for sale	13,634	6,126	3,102
Commercial loans:
Commercial real estate	2,054,935	2,006,131	1,636,383
Commercial and industrial	1,239,382	1,199,115	922,191
Commercial construction	344,983	333,177	188,311

Total Commercial Loans	3,639,300	3,538,423	2,746,885
Consumer loans:
Residential mortgage	599,502	603,536	492,589
Home equity	457,813	439,282	416,226
Installment and other consumer	94,437	97,284	65,838
Consumer construction	7,446	5,173	3,541

Total Consumer Loans	1,159,198	1,145,275	978,194

Total portfolio loans	4,798,498	4,683,698	3,725,079
Allowance for loan losses	(48,814)	(48,106)	(46,580)

Total portfolio loans, net	4,749,684	4,635,592	3,678,499
Goodwill	291,204	290,617	175,820
Other assets	266,000	258,392	211,886

Total Assets	$6,133,728	$5,971,293	$4,788,030

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,182,124	$1,177,623	$1,089,999
Interest-bearing demand	703,797	686,546	307,897
Money market	633,175	617,609	301,719
Savings	1,093,057	1,073,755	1,024,050
Certificates of deposit	1,247,262	1,272,998	1,141,581

Total Deposits	4,859,415	4,828,531	3,865,246

Securities sold under repurchase agreements	46,235	46,721	25,269
Short-term borrowings	230,975	199,573	185,000
Long-term borrowings	118,228	18,838	20,636
Junior subordinated debt securities	45,619	50,619	45,619
Other liabilities	62,027	64,753	49,073

Total Liabilities	5,362,499	5,209,035	4,190,843

SHAREHOLDERS’ EQUITY
Total Shareholders’ Equity	771,229	762,258	597,187

Total Liabilities and Shareholders’ Equity	$6,133,728	$5,971,293	$4,788,030

Capitalization Ratios
Shareholders’ equity / assets	12.57%	12.77%	12.47%
Tangible common equity / tangible assets (6)	8.14%	8.22%	9.10%
Tier 1 leverage ratio	8.92%	10.06%	9.91%
Common equity tier 1 capital	9.59%	9.82%	11.75%
Risk-based capital - tier 1	9.97%	10.22%	12.30%
Risk-based capital - total	11.48%	11.86%	14.26%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 7

	2015		2015		2014
(dollars in thousands)	Second		First		Second
Net Interest Margin (FTE) (QTD Averages)	Quarter		Quarter		Quarter
ASSETS
Loans	$4,764,852	4.20%	$4,122,631	4.01%	$3,650,050	4.11%
Taxable investment securities	513,639	1.94%	504,867	1.97%	427,976	1.99%
Tax-exempt investment securities	136,824	4.49%	142,194	4.41%	129,687	4.65%
Federal Home Loan Bank and other restricted stock	22,166	3.42%	15,427	12.66%	12,752	3.89%
Interest-bearing deposits with banks	65,246	0.25%	65,575	0.22%	88,706	0.28%

Total Interest-earning Assets	5,502,727	3.94%	4,850,694	3.78%	4,309,171	3.84%

Noninterest-earning assets	537,348		421,132		372,445

Total Assets	$6,040,075		$5,271,826		$4,681,616

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$660,058	0.15%	$432,009	0.08%	$311,719	0.03%
Money market	427,354	0.19%	362,939	0.18%	327,666	0.15%
Savings	1,073,360	0.16%	1,052,347	0.16%	1,035,691	0.16%
Certificates of deposit	1,120,256	0.68%	991,542	0.87%	899,086	0.78%
CDARS and brokered deposits	347,013	0.32%	260,555	0.34%	230,036	0.32%
Securities sold under repurchase agreements	45,017	0.01%	40,039	0.01%	30,718	0.01%
Short-term borrowings	228,505	0.33%	236,440	0.32%	108,640	0.30%
Long-term borrowings	78,912	0.98%	19,086	3.01%	20,873	3.01%
Junior subordinated debt securities	49,905	2.93%	47,175	2.77%	45,619	2.66%

Total Interest-bearing Liabilities	4,030,380	0.38%	3,442,132	0.43%	3,010,048	0.40%

Noninterest-bearing demand	1,175,620		1,101,795		1,028,997
Other liabilities	67,500		64,643		51,390
Shareholders’ equity	766,575		663,256		591,181

Total Liabilities and Shareholders’ Equity	$6,040,075		$5,271,826		$4,681,616

Net Interest Margin (7)		3.67%		3.48%		3.56%

	For the Six Months Ended June 30,
(dollars in thousands)	2015		2014
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Loans	$4,445,515	4.11%	$3,613,470	4.12%
Taxable investment securities	509,271	1.95%	411,535	1.98%
Tax-exempt investment securities	139,501	4.45%	125,591	4.68%
Federal Home Loan Bank and other restricted stock	18,815	7.20%	13,070	3.28%
Interest-bearing deposits with banks	65,410	0.23%	118,419	0.25%

Total Interest-earning Assets	5,178,512	3.87%	4,282,085	3.82%

Noninterest-earning assets	479,561		374,940

Total Assets	$5,658,073		$4,657,025

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$546,663	0.12%	$312,565	0.02%
Money market	395,324	0.19%	338,928	0.15%
Savings	1,062,911	0.16%	1,025,007	0.16%
Certificates of deposit	1,056,254	0.77%	904,869	0.79%
CDARS and brokered deposits	304,023	0.33%	210,426	0.33%
Securities sold under repurchase agreements	42,542	0.01%	33,641	0.01%
Short-term borrowings	232,451	0.33%	118,156	0.30%
Long-term borrowings	49,165	1.37%	21,168	3.04%
Junior subordinated debt securities	48,547	2.85%	45,619	2.68%

Total Interest-bearing Liabilities	3,737,880	0.40%	3,010,379	0.41%

Noninterest-bearing demand	1,138,912		1,009,506
Other liabilities	66,080		52,116
Shareholders’ equity	715,201		585,024

Total Liabilities and Shareholders’ Equity	$5,658,073		$4,657,025

Net Interest Margin (10)		3.58%		3.54%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 8

	2015		2015		2014
	Second		First		Second
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
		% NPL		% NPL		% NPL
Commercial loans:
Commercial real estate	$7,309	0.36%	$8,386	0.42%	$5,658	0.35%
Commercial and industrial	3,143	0.25%	3,550	0.30%	3,837	0.42%
Commercial construction	4,472	1.30%	1,973	0.59%	1,870	0.99%

Total Nonperforming Commercial Loans	14,924	0.41%	13,909	0.39%	11,365	0.41%
Consumer loans:
Residential mortgage	2,010	0.34%	2,226	0.37%	2,118	0.43%
Home equity	2,026	0.44%	1,986	0.45%	1,431	0.34%
Installment and other consumer	179	0.19%	13	0.01%	26	0.04%
Consumer construction	—	—	—	—	—	—

Total Nonperforming Consumer Loans	4,215	0.36%	4,225	0.37%	3,575	0.37%

Total Nonperforming Loans	$19,139	0.40%	$18,134	0.39%	$14,940	0.40%

	2015		2015		2014
	Second		First		Second
	Quarter		Quarter		Quarter
Asset Quality Data
Nonperforming loans	$19,139		$18,134		$14,940
Assets acquired through foreclosure or repossession	750		1,294		431
Nonperforming assets	19,889		19,428		15,371
Troubled debt restructurings (nonaccruing)	8,927		9,916		5,241
Troubled debt restructurings (accruing)	32,560		36,423		37,120
Total troubled debt restructurings	41,487		46,339		42,361
Nonperforming loans / loans	0.40%		0.39%		0.40%
Nonperforming assets / loans plus OREO	0.41%		0.41%		0.41%
Allowance for loan losses / originated loans	1.23%		1.27%		1.29%
Allowance for loan losses / total loans	1.02%		1.03%		1.25%
Allowance for loan losses / nonperforming loans	255%		265%		312%
Net loan charge-offs (recoveries)	$1,349		$1,014		$(1,099)
Net loan charge-offs (recoveries)(annualized) / average loans	0.11%		0.10%		(0.12%)

			For the Six Months Ended June 30,
(dollars in thousands)			2015		2014
Asset Quality Data
Net loan charge-offs (recoveries)			$2,363		$(1,171)
Net loan charge-offs (recoveries)(annualized) / average loans			0.11%		(0.07%)

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 9

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1)	Diluted earnings per share under the two-class method is determined on the net income reported on the income statement less earnings allocated to participating securities.

(2)	Noninterest expense divided by noninterest income plus net interest income, on a fully taxable equivalent (FTE) basis.

	2015	2015	2014
	Second	First	Second
	Quarter	Quarter	Quarter

(3) Tangible Book Value (non-GAAP)
Total shareholders’ equity	$771,229	$762,258	$597,187
Less: goodwill and other intangible assets, net of deferred tax liability	(296,065)	(295,814)	(177,866)

Tangible common equity (non-GAAP)	$475,164	$466,444	$419,321
Common shares outstanding	34,813	34,798	29,797
Tangible book value (non-GAAP)	$13.65	$13.40	$14.07

(4) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$72,952	$52,054	$59,042
Plus: amortization of intangibles net of tax (annualized)	1,347	917	775

Net income before amortization of intangibles (annualized)	74,299	52,971	59,817

Average total assets	6,040,075	5,271,826	4,681,616
Less: average goodwill and other intangibles, net of deferred tax liability	(295,886)	(214,299)	(177,963)

Average tangible assets (non-GAAP)	$5,744,189	$5,057,527	$4,503,653
Return on average tangible assets (non-GAAP)	1.29%	1.05%	1.33%

(5) Return on Average Tangible Shareholders’ Equity (non-GAAP)
Net income (annualized)	$72,952	$52,054	$59,042
Plus: amortization of intangibles net of tax (annualized)	1,347	917	775

Net income before amortization of intangibles (annualized)	74,299	52,971	59,817

Average total shareholders’ equity	766,575	663,256	591,181
Less: average goodwill and other intangibles, net of deferred tax liability	(295,886)	(214,299)	(177,963)

Average tangible equity (non-GAAP)	$470,689	$448,957	$413,218
Return on average tangible equity (non-GAAP)	15.79%	11.80%	14.48%

(6) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders’ equity	$771,229	$762,258	$597,187
Less: goodwill and other intangible assets, net of deferred tax liability	(296,065)	(295,814)	(177,866)

Tangible common equity (non-GAAP)	475,164	466,444	419,321

Total assets	6,133,728	5,971,293	4,788,030
Less: goodwill and other intangible assets, net of deferred tax liability	(296,065)	(295,814)	(177,866)

Tangible assets (non-GAAP)	$5,837,663	$5,675,479	$4,610,164
Tangible common equity to tangible assets (non-GAAP)	8.14%	8.22%	9.10%

(7) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$52,611	$43,916	$39,872
Less: interest expense	(3,800)	(3,657)	(3,017)

Net interest income per consolidated statements of net income	48,811	40,259	36,855
Plus: taxable equivalent adjustment	1,494	1,392	1,393

Net interest income (FTE) (non-GAAP)	50,305	41,651	38,248
Net interest income (FTE) (annualized)	201,773	168,918	153,412
Average earning assets	$5,502,727	$4,850,694	$4,309,171
Net interest margin - (FTE) (non-GAAP)	3.67%	3.48%	3.56%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release – 10

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	For the Six Months Ended June 30,
	2015	2014

(8) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$62,560	$57,983
Plus: amortization of intangibles net of tax (annualized)	1,133	804

Net income before amortization of intangibles (annualized)	63,693	58,787

Average total assets	5,658,073	4,657,025
Less: average goodwill and other intangibles, net of deferred tax liability	(255,318)	(178,063)

Average tangible assets (non-GAAP)	$5,402,755	$4,478,962
Return on average tangible assets (non-GAAP)	1.18%	1.31%

(9) Return on Average Tangible Shareholders’ Equity (non-GAAP)
Net income (annualized)	$62,560	$57,983
Plus: amortization of intangibles net of tax (annualized)	1,133	804

Net income before amortization of intangibles (annualized)	63,693	58,787
Average total shareholders’ equity	715,201	585,024
Less: average goodwill and other intangibles, net of deferred tax liability	(255,318)	(178,063)

Average tangible equity (non-GAAP)	$459,883	$406,961
Return on average tangible equity (non-GAAP)	13.85%	14.45%

(10) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$96,526	$78,537
Less: interest expense	(7,456)	(6,091)

Net interest income per consolidated statements of net income	89,070	72,446
Plus: taxable equivalent adjustment	2,886	2,717

Net interest income (FTE) (non-GAAP)	91,956	75,163
Net interest income (FTE) (annualized)	185,435	151,572
Average earning assets	$5,178,512	$4,282,085
Net interest margin - (FTE) (non-GAAP)	3.58%	3.54%